UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_______________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

_______________________

Date of Report
(Date of earliest event reported):        July 9, 2013

              Regal-Beloit Corporation
(Exact name of registrant as specified in its charter)

Wisconsin	1-7283	39-0875718
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

          200 State Street, Beloit, Wisconsin 53511-6254
(Address of principal executive offices, including Zip code)

  (608) 364-8800
(Registrant’s telephone number)

  Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

_______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.
On July 9, 2013, Regal Beloit Corporation (the “Company”) determined that it will cease operations at the Company's Springfield, Missouri manufacturing facility (the “Springfield Facility”). The Springfield Facility manufactures motors and components for use in residential HVAC applications and employs approximately 330 employees. The Company will move the manufacture of motors and components from the Springfield Facility to other Company manufacturing facilities in the United States and Mexico. The Company expects this transition to occur over the next 18 months.
The Company expects to incur approximately $13 million in restructuring and related expenses associated with the transition, including approximately $4 million in 2013 and $9 million in 2014. This total includes employee termination costs, accelerated depreciation charges, and other exit costs. Associated with this transition, the Company will also incur approximately $9 million in capital investment.
The Company expects to generate annual ongoing savings beginning in 2014. Company management plans to discuss the costs and benefits of this transition during the Company's second quarter earnings call to be held at 9:00 am CDT on July 31, 2013.
Item 9.01.    Financial Statements and Exhibits.

(a)	Not Applicable

(b)	Not Applicable

(c)	Not Applicable

(d)	Exhibits. The following exhibit is being filed herewith:

99	News Release of Regal Beloit Corporation, dated July 9, 2013.
This Current Report on Form 8-K includes “forward-looking statements” intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. These forward-looking statements can generally be identified as such because the context of the statement will include words such as the Company “believes,” “anticipates,” “expects,” “plans,” or “estimates” or words of similar meaning. Similarly, statements that describe future plans, objectives, outlooks, targets, guidance or goals are also forward-looking statements. Such forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those anticipated as of the date of this Current Report. These risks and uncertainties include, among other things, uncertainties regarding the timing of implementing the transition plan relating to the Springfield Facility, the amounts of the related charges, uncertainties regarding the Company's ability to execute the Company's restructuring plans within expected costs and timing, as well as other factors detailed in the Company's Securities and Exchange Commission filings. Shareholders, potential investors, and other readers are urged to consider these factors in evaluating the forward-looking statements and cautioned not to place undue reliance on such forward-looking statements. The forward-looking statements included in this Current Report are only made as of the date of this report, and the Company disclaims any obligation to publicly update such forward-looking statements to reflect subsequent events or circumstances.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
REGAL BELOIT CORPORATION

Date: July 9, 2013            By: /s/ Peter C. Underwood
Peter C. Underwood
Vice President, General Counsel and Secretary

REGAL BELOIT CORPORATION
Exhibit Index to Report on Form 8-K
Dated July 9, 2013

Exhibit Number	Exhibit Description
99	News Release of Regal Beloit Corporation, dated July 9, 2013.